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                                                                    EXHIBIT 23.1






                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-17821, 333-17821-1, 333-71483, and
333-75277.

                                                ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
March 29, 2000